Exhibit 10.1

DEFINITIVE PRIVATE SUBSCRIPTION AGREEMENT

Private Placement of Class B Ordinary Shares of Wellchange Holdings Company Limited

This Definitive Private Subscription Agreement (this “Agreement”) is entered into as of July 1, 2026 (the “Effective Date”), by and between:

Wellchange Holdings Company Limited, a company incorporated in the Cayman Islands (the “Company”),

and

Shek Kin Pong, an individual at Unit 7 On 25th Floor Global Gateway Tower, No.63 Wing Hong Street, Kowloon, Hong Kong (the “Subscriber”).

The Company and the Subscriber are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, certain Class B Ordinary Shares of the Company upon the terms and conditions set forth herein;

WHEREAS, the Subscriber is the Company’s Director, Chief Executive Officer and major shareholder;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

ARTICLE I: SUBSCRIPTION AND ISSUANCE OF SHARES

Section 1.1 Subscription

Subject to the terms and conditions of this Agreement, the Subscriber hereby agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber:

1,465,043 Class B Ordinary Shares of the Company (the “Shares”).

Section 1.2 Purchase Price

The purchase price of US$0.9363 per Share was determined with reference to the market price per Class A Ordinary Share as quoted on the Nasdaq Capital Market under the ticker symbol “WCT” as of June 30, 2026, with no discount to such market price. The aggregate subscription amount shall be US$1,371,720 (the “Subscription Amount”).

Section 1.3 Nature of Issuance

The Shares shall constitute newly issued Class B Ordinary Shares of the Company and shall rank pari passu in all respects with the Company’s existing Class B Ordinary Shares.

ARTICLE II: CLOSING

Section 2.1 Closing Date

The closing of the transactions contemplated hereby (the “Closing”) shall occur on July 2, 2026, or such other date as may be mutually agreed by the Parties.

Section 2.2 Closing Deliveries

At Closing:

(a) the Subscriber shall deliver the Subscription Amount by wire transfer of immediately available funds;

(b) the Company shall issue the Shares to the Subscriber;

(c) the Company shall update its register of members and instruct its transfer agent to record the issuance of the Shares; and

(d) each Party shall execute and deliver such additional documents as may reasonably be required to effectuate the transactions contemplated herein.

ARTICLE III: USE OF PROCEEDS

The Company shall use the proceeds received from the issuance of the Shares for:

(a) working capital;

(b) general corporate purposes;

(c) operational expenditures;

(d) strategic initiatives and business expansion; and

(e) such other lawful purposes as may be determined by the Company’s Board of Directors.

ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscriber that:

(a) it is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands;

(b) it has full corporate power and authority to execute, deliver and perform this Agreement;

(c) all necessary corporate actions required for the authorization, execution and delivery of this Agreement have been duly taken;

(d) the Shares have been duly authorized and, when issued pursuant to this Agreement, shall be validly issued, fully paid and non-assessable;

(e) the execution and performance of this Agreement will not violate the Company’s Memorandum and Articles of Association, any material agreement binding upon the Company, or any applicable law;

(f) the issuance of the Shares complies with applicable securities laws and Nasdaq rules; and

(g) this Agreement constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by general principles of equity; and

(h) neither the Company nor any person acting on its behalf has offered or sold the Shares by any form of general solicitation or general advertising.

ARTICLE V: REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber represents and warrants that:

(a) he has full legal capacity and authority to enter into this Agreement;

(b) he is acquiring the Shares solely for investment purposes and not with a view toward public distribution;

(c) he possesses sufficient financial sophistication and business experience to evaluate the merits and risks of the investment;

(d) he has had access to such information concerning the Company as he considers necessary to make an informed investment decision;

(e) he understands that the Shares have not been registered under the Securities Act;

(f) he is capable of bearing the economic risks associated with ownership of the Shares;

(g) he will comply with all applicable beneficial ownership reporting obligations under U.S. securities laws; and

(h) he is not relying upon any representation other than those expressly set forth in this Agreement; and

(i) he is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person (as defined in Regulation S under the Securities Act), and is acquiring the Shares in an offshore transaction in reliance upon the exemption from registration provided by Regulation S under the Securities Act.

ARTICLE VI: TRANSFER RESTRICTIONS

The Subscriber acknowledges that:

(a) the Shares are being issued in a transaction exempt from registration under the Securities Act;

(b) the Shares constitute restricted securities under Rule 144;

(c) the Shares may not be offered, sold, pledged, assigned, transferred, hedged or otherwise disposed of except pursuant to an effective registration statement or an available exemption from registration; and

(d) appropriate restrictive legends may be placed upon the Shares and the records maintained by the Company’s transfer agent, including a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION.”

ARTICLE VII: NO REGISTRATION RIGHTS

The Subscriber shall not be entitled to any registration rights with respect to the Shares.

The Company shall have no obligation to file or maintain any registration statement for the resale of the Shares.

ARTICLE VIII: CONDITIONS TO CLOSING

The obligations of the Parties shall be subject to:

(a) execution of this Agreement;

(b) approval of the transaction by the Board of Directors of the Company;

(c) receipt by the Company of the Subscription Amount;

(d) compliance with applicable securities laws;

(e) compliance with applicable Nasdaq requirements, if any; and

(f) absence of any governmental order or legal prohibition preventing consummation of the transaction.

ARTICLE IX: PUBLIC DISCLOSURE

The Parties acknowledge that the Company may be required to publicly disclose the transaction pursuant to applicable securities laws, SEC reporting obligations, stock exchange rules, Form 6-K requirements, or other regulatory requirements.

ARTICLE X GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles.

ARTICLE XI: MISCELLANEOUS

This Agreement constitutes the entire agreement between the Parties and supersedes all prior negotiations, discussions and understandings.

No amendment shall be effective unless in writing and signed by both Parties.

This Agreement may be executed in counterparts, including electronically, each of which shall be deemed an original.

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party.

If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Wellchange Holdings Company Limited		Subscriber

By:	/s/ Lau Cheuk Wing	By:	/s/ Shek Kin Pong
Name:	Lau Cheuk Wing on behalf of Wellchange Holdings Company Limited	Name:	Shek Kin Pong
Title:	Chief Financial Officer	Date:	July 1, 2026
Date:	July 1, 2026